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                                                                    Exhibit 10.1

                                 PROXICOM, INC.

                      AMENDED AND RESTATED 1996 STOCK OPTION PLAN

     Proxicom, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of the 1996 Stock Option Plan (the "Plan") as follows:

1.   PURPOSE

     Under the Plan, Awards may be granted to Eligible Employees and Eligible Nonemployees to purchase shares of the Company's capital stock. The Plan is designed to enable the Company to attract, retain and motivate its Employees, consultants and others by providing for or increasing the proprietary interests of such persons in the Company.

2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Agreements), the following definitions shall apply:

     2.1. "AFFILIATE" means the Company and any company or other trade or business that is controlled by or under common control with the Company, determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder, or is an affiliate of the Company within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2. "AGREEMENT" means the Stock Option Agreement under which the Grantee accepts the Award terms and conditions and receives an Award pursuant to the Plan.

     2.3. "ANNUAL INCENTIVE AWARD" means a conditional right granted to a Grantee under Section 30 hereof to receive a cash payment, Common Stock or other Award after the end of a specified fiscal year (or such other period as determined by the Committee).

     2.4. "AWARD" means individually, collectively or in tandem, an incentive award granted under the Plan, whether in the form of Options, SARs, Restricted Stock Awards, or performance shares, or such other form and subject to such terms as the Committee may determine.

     2.5. "AWARD PRICE" means the purchase price for each share of Common Stock subject to an Award.

     2.6. "BOARD" means the Board of Directors of the Company.


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     2.7. "CODE" means the Internal Revenue Code of 1986, as amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

     2.8. "COMMITTEE" means the Compensation Committee of the Board, which must consist of no fewer than two members of the Board who satisfy the definition under Rule 16b-3 of the Exchange Act for "nonemployee director".

     2.9. "COMMON STOCK" means common stock, par value $.01, issued by the Company.

     2.10. "COMPANY" means Proxicom, Inc., a Delaware corporation, any Affiliates and any other entity as determined by the Committee.

     2.11. "COVERED EMPLOYEE" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

     2.12. "EFFECTIVE DATE" means August 26, 1996, the date of adoption of the Plan by the Board.

     2.13. "ELIGIBLE EMPLOYEE" means any Employee of the Company who the Committee selects to receive an Award.

     2.14. "ELIGIBLE NONEMPLOYEE" means any former Employee, consultant or advisor to the Company who the Committee selects to receive an Award.

     2.15. "EMPLOYEE" means, for the purposes of the Plan, an individual who is an employee of the Company.

     2.16. "EMPLOYER" means the Company.

     2.17. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

     2.18. "FAIR MARKET VALUE" means the value of each share of Common Stock subject to the Plan determined as follows: (a) if on the Grant Date or other determination date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date
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or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day); or (b) if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board or Committee in good faith.

     2.19. "GRANT DATE" means for a particular Award (i) the date as of which the Committee approves the Award or (ii) any other date specified by the Committee, if any.

     2.20. "GRANTEE" means an individual to whom one or more Awards have been granted.

     2.21. "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option within the meaning of section 422 of the Code. Any Option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.

     2.22. "NONQUALIFIED STOCK OPTION" means any Option that does not qualify under section 422 of the Code.

     2.23. "OPTION" means an option granted by the Company to purchase Common Stock pursuant to the provisions of the Plan, including ISOs, Nonqualified Stock Options and Reload Options.

     2.24. "OPTION PERIOD" means the period during which Options may be exercised as defined in section 13.

     2.25. "OPTION TERM" means the period defined under section 13 herein.


     2.26 "PERFORMANCE AWARD" means a conditional right granted to a Grantee under Section 30 hereof to receive cash payments, Common Stock or other Awards during a designated time period of up to 10 years.

     2.27. "PLAN" means the Proxicom, Inc. 1996 Stock Option Plan, as amended.


     2.28. "PUBLICLY TRADED" means that time when the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market

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         2.29. "RELOAD OPTION" means the right to receive a further Option for a number of shares of Common Stock surrendered by the Grantee upon exercise of the original Option.

         2.30. "RESTRICTED PERIOD" means the period of time from the date of grant of Restricted Stock until the lapse of restrictions attached thereto under the terms of the Agreement granting such Restricted Stock, pursuant to the provisions of the Plan or by action of the Committee.

         2.31. "RESTRICTED STOCK" shall mean an Award granted by the Committee entitling the Grantee to acquire, at no cost or for a purchase price determined by the Committee at the time of grant, shares of Common Stock which are subject to restrictions in accordance with the provisions hereof.

         2.32. "SECURITIES ACT" means the Securities Act of 1933, as now in effect or as hereafter amended. Any section thereof referenced in the Plan or an Agreement shall include the rules and regulations thereunder, and any successor provisions thereto.

         2.33. "STOCK APPRECIATION RIGHT" or "SAR" means a grant entitling the Grantee to receive an amount in cash or shares of Common Stock or a combination thereof having a value equal to (or if the Committee shall so determine at the time of a grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant (or over the Award Price, if the SAR was granted in tandem with an Option), multiplied by the number of shares with respect to which the SAR shall have been exercised, with the Committee having sole discretion to determine the form or forms of payment at the time of grant of the SAR.

         2.34. "STOCK AWARDS" means any Award which is in the form of Restricted Stock and any outright grants of Common Stock approved by the Committee pursuant to the Plan.

         2.35. "STOCKHOLDER" means a holder of record of at least one share of the voting stock of the Company.

         2.36. "TERMINATION OF EMPLOYMENT" means that event when a person is no longer employed by the Company or any Affiliate as an employee, advisor, consultant or otherwise. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan; (b) the impact, if any, of any such leave of absence on awards


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theretofore made under the Plan; and (c) when a change in a nonemployee's association with the Company constitutes a termination of employment for purposes of the Plan. Such determinations of the Committee shall be final, binding and conclusive.

3.   ADMINISTRATION

     3.1 ADMINISTRATION OF THE PLAN

     Prior to the time that the securities of the Company become Publicly Traded, the Plan shall be administered by the Board (unless and until the Board appoints the Committee and the members thereof to administer the Plan), in which case the term "Committee" when used herein with respect to the administration of the Plan shall be deemed to mean the Board. After the securities of the Company become Publicly Traded, the Plan shall be administered by the Committee.

     3.2 SCOPE OF AUTHORITY

     The Committee shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award granted or Agreement entered into hereunder, and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award or Agreement entered into hereunder. Actions of the Committee shall be taken by the vote of a majority of its members; provided, however, that the Plan shall be administered so that Awards granted under the Plan will qualify for the benefits provided by Rule 16b-3 (or any successor rule) under the Exchange Act and section 162(m) of the Code, and the regulations thereunder to the extent the Committee intends such grant to quality under section 162(m). The interpretation and construction by the Committee of any provision of the Plan or of any Award granted or Agreement entered into hereunder shall be final and conclusive.

     3.3 NO LIABILITY

     No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Agreement entered into hereunder.



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4.   AWARDS; COMMON STOCK

     4.1 AWARDS

     Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Appreciation Rights, and performance shares, all as more fully set forth herein. No Incentive Stock Option may be granted to a person who is not an employee of the Company on the date of grant. Unless otherwise specified in a particular grant, Awards granted under the Plan are intended to qualify as performance-based compensation for the purposes of section 162(m) of the Code. Notwithstanding the foregoing, Awards granted under the Plan may also be Deferred Stock Awards as more fully described in Section 29.

     4.2 COMMON STOCK

     The stock that may be issued pursuant to Awards granted under the Plan shall be Common Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed in the aggregate 28,000,000 shares of Common Stock, which number of shares is subject to adjustment and increase. If any Award expires, terminates or is terminated for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Award shall be available for future Awards granted under the Plan. When the exercise price for an Award under this Plan is paid with previously outstanding shares or with shares as to which the Award is being exercised, as permitted in section 13, only the number of shares of stock issued net of the shares of stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. Shares of stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution as a result of the Company or an Affiliate acquiring another entity (or an interest in another entity).

     4.3 INDIVIDUAL LIMITS

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Common Stock subject to Options that can be awarded in any one calendar year under the Plan to any person eligible for an Award under Section 5 hereof is two million (2,000,000). The maximum number of shares that can be awarded under the Plan, other than pursuant to an Option, to any person eligible for an Award is two million (2,000,000) per calendar year. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee


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shall be $1,000,000 and the maximum amount that may be earned as a
Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $3,000,000.


5.   ELIGIBILITY

     Awards may be granted under the Plan to all current and former officers and executive, administrative, technical or professional employees of the Company; to current and former consultants of the Company; and to any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee. An individual may hold more than one Award, subject to such restrictions as are provided herein.

6.   EFFECTIVE DATE AND PLAN TERM

     6.1 EFFECTIVE DATE

     The Plan is effective as of August 26, 1996, the date of adoption by the Board, subject to Stockholders' approval of the Plan within one year of such Effective Date by a majority of the votes cast at a duly held meeting of the Stockholders of the Company at which a quorum representing a majority of all outstanding Common Stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company and in a manner that satisfies the requirements of section 162(m) of the Code; provided, however, that upon approval of the Plan by the Stockholders of the Company, all Awards granted under the Plan on or after the Effective Date shall be fully effective as if the Stockholders of the Company had approved the Plan on the Effective Date. If the Stockholders fail to approve the Plan within one year of such Effective Date, any Awards granted hereunder shall be null, void and of no effect.

     6.2 TERM

     The Plan shall terminate on the date ten (10) years after the Effective
Date.

7.   GRANT OF AWARDS

     7.1 AWARDS

     The Committee shall determine the type or types of Awards to be made to each Grantee. Awards may be granted singly, in combination or in tandem subject to restrictions set forth herein. Without limiting the foregoing, the Committee may at any time amend the terms of outstanding Awards or issue new Awards in exchange for the surrender and cancellation of outstanding Awards. The date on


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which the Committee approves the Award shall be considered the date on which such Award is granted, unless the Committee approves a separate grant date. The terms and conditions of the Awards granted under this section shall be determined from time to time by the Committee, as set forth in the Agreement, and the conditions herein.

     7.2 NONQUALIFIED OPTIONS

     The Award Price for each share of Common Stock issuable pursuant a Nonqualified Stock Option shall be set by the Committee, but may not be less than par value.

     7.3 INCENTIVE STOCK OPTIONS

     The Award Price for each share of Common Stock issuable pursuant to an Incentive Stock Option may not be less than the Fair Market Value on the Grant Date.

     7.4 INCENTIVE STOCK OPTIONS - SPECIAL RULES

     Options granted in the form of ISOs shall be subject to the following provisions:

          (a) Grant. No Incentive Option shall be granted pursuant to this plan more than ten (10) years after the Effective Date.

          (b) Annual Limit. An Option shall constitute an ISO only to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any Grantee during any calendar year under the Plan and all other plans of the Grantee's employer Company and its parent and Affiliates does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

          (c) 10% Stockholder. If any Grantee to whom an ISO is to be granted pursuant to the provisions of the Plan is, on the date of grant, an individual described in section 422(b)(6) of the Code, then the following special provisions shall be applicable to the Option granted to such individual:



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               (i) the Award Price of shares subject to such ISO shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

               (ii) the Option shall not have a term in excess of five (5) years from the date of grant.



     7.5 CHANGES IN LAW

     The Committee may establish rules with respect to, and may grant to Eligible Employees and Eligible Nonemployees, Options to comply with any amendment to the Code made after the Effective Date.

     7.6 RELOAD OPTIONS

     Without in any way limiting the authority of the Committee to make Awards hereunder, the Committee shall have the authority to grant Reload Options. Any such Reload Option shall be subject to such other terms and conditions as the Committee may determine. Notwithstanding the above, (i) the Committee shall have the right, in its sole discretion, to withdraw a Reload Option to the extent that the grant thereof will result in any adverse accounting consequences to the Company and (ii) no additional Reload Options shall be granted upon the exercise of a Reload Option.

8.   AGREEMENTS

     All Awards granted pursuant to the Plan shall be evidenced by written Agreements in such form or forms as the Committee shall from time to time determine. Agreements covering Awards need not contain similar provisions; provided, however, that all such Agreements shall comply with the terms of the Plan and all applicable laws and regulations. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

9.   STOCK APPRECIATION RIGHTS

     The Committee shall have the authority to grant SARs to Eligible Employees and Eligible Nonemployees either alone or in connection with an Option. SARs granted in connection with an Option shall be granted either at the time of grant of the Option or by amendment to the Option. SARs granted in connection with an Option shall be subject to the same terms and conditions as the related Option and shall be exercisable only at such times and to such extent as the related Option is exercisable. An SAR granted in connection with an Option may be exercised only when the Fair Market Value of the Common Stock of the Company exceeds the


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Award Price of the related Option. An SAR granted in connection with an Option shall entitle the Grantee to surrender to the Company unexercised the related Option, or any portion thereof and to receive from the Company cash and/or shares of Common Stock equal to that number of shares of Common Stock having an aggregate value equal to the excess of (i) the Fair Market Value of one share of Common Stock on the day of the surrender of such Option over (ii) the Award Price per share of Common Stock multiplied by (iii) the number of shares of Common Stock that may be exercised under the Option, or surrendered; provided, however, that no fractional shares shall be issued. An SAR granted singly shall entitle the Grantee to receive the excess of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Fair Market Value of a share of Common Stock on the date of grant of the SAR, multiplied by (iii) the number of SARs exercised. Payment of any fractional shares of Common Stock shall be made in cash.

10.  RESTRICTED STOCK

     The Committee may in its sole discretion grant Restricted Stock to Eligible Employees and Eligible Nonemployees, subject to the following provisions. At the time a grant of Restricted Stock is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock. Each grant of Restricted Stock may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant of Restricted Stock is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock. Such performance objectives shall be established in writing by the Committee prior to the ninetieth day of the year in which the grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on the following business criteria: Common Stock price, market share, sales, earnings per share, return on equity, or costs.

     Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock. Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock.

     10.1 RESTRICTIONS

     A Common Stock certificate representing the number of shares of Restricted Stock granted shall be held in custody by the Company for the Grantee's account. The Grantee shall have all rights and privileges of a Stockholder as to such


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Restricted Stock, including the right to receive dividends and the right to vote such shares, except that subject to the provisions below, the following restrictions shall apply: (i) The Grantee shall not be entitled to delivery of the certificate until the expiration of the Restricted Period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period; (iii) the Grantee shall, if requested by the Company, execute and deliver to the Company, a Common Stock power endorsed in blank. If a Grantee ceases to be an Employee of the Company prior to the expiration of the Restricted Period applicable to such shares, shares of Restricted Stock still subject to restrictions shall be forfeited unless otherwise determined by the Committee, and all rights of the Grantee to such shares shall terminate without further obligation on the part of the Company.


     10.2 DELIVERY OF RESTRICTED SHARES

     At the end of the Restricted Period, a Common Stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered (less any amount in satisfaction of any withholding obligation), free of all such restrictions, except applicable securities laws, to the Grantee. The Company shall not be required to deliver any fractional shares of Common Stock but shall pay, in lieu thereof, the Fair Market Value (as of the date the restrictions lapse) of such fractional share to the Grantee. Notwithstanding the foregoing, the Committee may authorize the delivery of the Restricted Stock to a Grantee during the Restricted Period, in which event any Common Stock certificates in respect of any shares of Restricted Stock thus delivered to a Grantee during the Restricted Period applicable to such shares shall bear an appropriate legend referring to the terms and conditions, including the restrictions, applicable thereto.

11.  PERFORMANCE SHARES

         The Committee may in its sole discretion grant performance share awards to such individuals and under such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Such an award shall entitle a Grantee to acquire shares of Common Stock of the Company, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met. Performance shares may be awarded independently of or in connection with any other Award under the Plan. The Grantee of a performance share award will have the rights of a shareholder only as to shares for which a certificate has been issued pursuant to the award and not with respect to any other shares subject to the award. Except as otherwise may be provided by the Committee at any time prior to termination of employment, the rights of a Grantee of a performance share award shall automatically terminate upon the Grantee's Termination of Employment for any reason.


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12.  AWARD PRICE

     The purchase price of each share of Common Stock subject to an Award shall be fixed by the Committee and stated in each Agreement.

13.  TERM, VESTING AND EXERCISE OF AWARDS

     13.1 TERM

     Each Award granted under the Plan shall terminate and all rights to purchase Common Stock thereunder shall cease upon the expiration of ten (10) years from the Grant Date, as otherwise provided herein, or on such date prior thereto as may be fixed by the Committee and stated in the Agreement relating to such Award; provided, however, that in the event the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to Common Stock ownership of more than 10 percent), an Option granted to such Grantee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the Grant Date (collectively, the "Option Term").

     13.2 VESTING

     Effective January 26, 2000, unless otherwise expressly provided in an Agreement and approved by the Committee the initial grant of Options hereunder to Employees shall become vested and exercisable at the following schedule if the Grantee is an Employee on the relevant anniversary date and has not experienced a Termination of Employment prior to such anniversary date: one fourth (1/4) of the total number of shares optioned shall become vested and exercisable on the first anniversary of the Grant Date; an additional one sixteenth (1/16) of the total shares optioned shall become vested and exercisable at the end of each three month period thereafter until 100% of the total number of shares optioned are vested and exercisable on and after the fourth anniversary of the Grant Date.

     Unless otherwise expressly provided in an Agreement and approved by the Committee, subsequent grants of Options hereunder to Employees shall become vested and exercisable at the schedule indicated below if the Grantee is an Employee on the relevant vesting date and has not experienced a Termination of Employment prior to such vesting date:

     (a) if the Grantee has been employed by the Company for at least one year at the end of the first three month period following the Grant Date, one sixteenth (1/16) of the total number of shares optioned shall become vested and exercisable at the end of the first three month period, and an additional one sixteenth (1/16) of the shares optioned shall become vested and exercisable at the end of each


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          three month period thereafter until 100% of the total number of shares optioned are vested and exercisable on and after the fourth anniversary of the Grant Date; or

     (b) if the Grantee has not been employed by the Company for at least one year at the end of the first three month period following the Grant Date, at the end of the next three month period following the Grant Date that occurs after the Grantee has been employed by the Company for at least one year, the portion of the total number of shares optioned that is equal to the product of one sixteenth (1/16) and the number of whole three month periods that have elapsed since the Grant Date shall become vested and exercisable. An additional one sixteenth (1/16) of the total shares optioned shall become vested and exercisable at the end of each three month period thereafter until 100% of the total number of shares optioned are vested and exercisable on and after the fourth anniversary of the Grant Date.

All Awards that do not vest are forfeited.

     13.3 EXERCISE BY GRANTEE

     Only the Grantee receiving an Award (or, in the event of the Grantee's legal incapacity or incompetency, the Grantee's guardian or legal representative, and in the case of the Grantee's death, the Grantee's estate) may exercise the Award.

     13.4 LIMITATIONS ON EXERCISE AND SALE; FORFEITURE

     The Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide in an Agreement that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine (and as set forth in the Agreement relating to such Option). Any such limitation on the exercise of an Option contained in any Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. The Committee may also include such other terms and conditions as it deems effect the purpose of the Plan and are in the best interest of the Company.

     13.5 METHOD OF EXERCISE

     (a) Payment. An Award that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office addressed to the attention of the Committee (or such other person identified in an Agreement), of written notice of exercise, which notice shall specify the number of shares for which the Award is being exercised, and shall be accompanied by payment in full of the


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Award Price of the shares of Common Stock for which the
Award is being exercised. Payment of the Award Price for the shares of Common Stock purchased pursuant to the exercise of an Award shall be made, as determined by the Committee and set forth in the Agreement pertaining to an Award, (i) in cash or by certified check payable to the order of the Company;
(ii) to the extent the Company is not prohibited from purchasing or acquiring shares of Common Stock, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Award Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in sections 13.5(a)(i) and (ii) hereof, or such other method permitted by the Committee; provided, however, that the Committee may in its discretion at any time impose such limitations or prohibitions on the use of shares of Common Stock to exercise Awards as it deems appropriate. If and while payment with Common Stock is permitted for the exercise of an Award granted under this Plan in accordance with the foregoing provision, the instrument evidencing the Award may also provide that, in lieu of using previously outstanding shares therefore, the Grantee may pay the Award Price by directing the Company to retain so many of the underlying shares as have a market value on the date of exercise equal to the Award Price, and any such exercise will cause the surrender and cancellation of the Award to the extent of the shares so retained by the Company. As soon as practical after receipt of the foregoing written notice of exercise, full payment of the Award Price, and full payment of all amounts due to satisfy any applicable tax withholding requirements (which the Grantee shall be required to pay in cash, rather than by application of shares of Common Stock otherwise deliverable upon exercise of the Award), the Company shall deliver to the Grantee, in the Grantee's name, a certificate evidencing the number of shares of Common Stock purchased upon exercise of the Award. An attempt to exercise any Award granted hereunder other than as set forth above shall be invalid and of no force and effect.

     An Agreement may provide that on and after the date shares of Common Stock are publicly traded on an established securities market, payment in full of the Award Price need not accompany the written notice of exercise provided the notice directs that the Common Stock certificate or certificates for the shares for which the Award is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Award and, at the time such Common Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Award Price.

     (b) Rights. Except as provided in section 10.1, an individual holding or exercising an Award shall have none of the rights of a Stockholder until the shares of Common Stock covered thereby are fully paid and issued to such individual and, except as provided in section 21 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     13.6 FINANCIAL ASSISTANCE

     The Company is vested with authority under this Plan to assist any Employee to whom an Award is granted hereunder in the payment of the Award Price payable on exercise of the Award, by lending part or all of the amount of such Award Price to such Employee on such terms and at such rates of interest and upon such security (or no security) as shall have been authorized by or under authority of the Committee. The Company is under no obligation to provide such assistance, however.

14.  TRANSFERABILITY OF AWARDS; COMPANY'S RIGHT OF FIRST PURCHASE

     14.1 TRANSFERABILITY

     Unless otherwise expressly provided in an Agreement, no Award granted under the Plan may be sold, transferred, pledged, assigned, hypothecated or otherwise alienated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined under the Code or the Employee Retirement Income Security Act, as amended, or the rules thereunder. The designation of a beneficiary with respect to an Award shall not constitute a transfer for purposes of this section.

     14.2 RIGHT OF FIRST PURCHASE

     While and so long as the securities of the Company have not been Publicly Traded for at least ninety (90) days, any Common Stock issued on exercise of any Award granted under this Plan shall be subject to the Company's right of first purchase. By virtue of that right, (a) such Common Stock may not be transferred during the Grantee's lifetime to any person other than the Grantee's spouse, brothers/sisters, parents or other ancestors, and children and other direct descendants of that individual or of his or her spouse ("Immediate Family"); a partnership whose members are the Grantee and/or members of the Grantee's Immediate Family; or a trust for the benefit of the Grantee and/or members of the Grantee's Immediate Family, unless such transfer occurs within fifteen (15) days following the expiration of thirty (30) days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase the Common Stock at its Fair Market Value in cash, and such offer was not accepted within thirty (30) days after the Company's receipt of that notice; and (b) upon the Grantee's death, the Company shall have the right to purchase all or some of such Common Stock at its Fair Market Value within nine (9) months after the date of death. This right of first purchase shall continue to apply to any such Common Stock after the transfer during the Grantee's lifetime of that Common Stock to a member of the Grantee's

Immediate Family or to a family partnership or trust as aforesaid, and after any transfer of that Stock with respect to which the Company expressly waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that Common Stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the Grantee's death. The Company may assign all or any portion of its right of first purchase to any one or more of its Stockholders, or to a pension, retirement or savings plan for Employees of the Company, who may then exercise the right so assigned. Stock certificates evidencing Common Stock subject to this right of first purchase shall be appropriately legended to reflect that right.

15.  TERMINATION OF EMPLOYMENT

     In the case of Termination of Employment, unless otherwise provided in an Agreement and other than upon death or Disability (as hereafter defined), Awards otherwise exercisable on the date of the Termination of Employment will remain exercisable for a period of three (3) months. If, on the date of the Termination of Employment, the Grantee is not entitled to exercise the Grantee's entire Award, the Common Stock covered by the unexercisable portion of the Award shall revert to the Plan. If, after Termination of Employment, the Grantee does not exercise the Award within the time prescribed, the Award shall terminate and the Common Stock covered by such Award shall revert to the Plan. For purposes of the Plan, a Termination of Employment with the Company or an Affiliate shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any Affiliate.

16.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     16.1 DEATH

     If a Grantee dies while employed by the Company or an Affiliate, the executors, administrators, legatees or distributees of such Grantee's estate shall have the right (subject to the general limitations on exercise set forth in section 13 hereof), at any time within one (1) year (unless otherwise provided in an Agreement) after the date of such Grantee's death and prior to the end of the Award Term, to exercise any Award held by such Grantee at the date of such Grantee's death, to the extent such Award was otherwise exercisable immediately prior to such Grantee's death.

     16.2 DISABILITY

     If a Grantee experiences a Termination of Employment with the Company or an Affiliate by reason of a "permanent and total disability" within the meaning of
Section 22(e)(3) of the Code ("Disability") of such Grantee, then such Grantee shall have the right (subject to the general limitations on exercise set forth in section 13 hereof), at any time within one (1) year (unless otherwise provided in an Agreement) after such Termination of Employment and prior to the expiration of the Award Term, to exercise, in whole or in part, any Award held by such Grantee at the date of such Termination of Employment, to the extent such Award was exercisable immediately prior to such Termination of Employment.

17.  USE OF PROCEEDS

     The proceeds received by the Company from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

18.  SECURITIES LAWS

     The Company shall not be required to sell or issue any Award or shares of Common Stock under any Award if the sale or issuance of such Award or shares would constitute a violation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Award upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically in connection with the Securities Act, upon exercise of any Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Company has received evidence satisfactory to the Company that the Grantee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Company shall be final and conclusive. The Company may, but shall in no event be obligated, to register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Award shall not be exercisable unless and until the shares of Common Stock covered by such Award are registered or are subject to an available exemption from registration, the exercise of such Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

19.  EXCHANGE ACT: RULE 16B-3

     19.1 GENERAL

     The Plan is intended to comply with Rule 16b-3 (and any successor thereto) ("Rule 16b-3") under the Exchange Act. Any provision or action inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee, be inoperative and void.

     19.2 RESTRICTION ON TRANSFER OF COMMON STOCK

     Unless otherwise permitted under an exemption under Rule 16b-3, no officer or other "insider" of the Company subject to section 16 of the Exchange Act shall be permitted to sell Common Stock (which such "insider" had received upon exercise of an Award) during the six months immediately following the grant of such Award.

20.  AMENDMENT AND TERMINATION

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan or an Agreement governing any Award that has not vested. Except as permitted under this Plan, no amendment, suspension or termination of the Plan or an Agreement shall, without the consent of the Grantee, alter or impair rights or obligations under any vested Award.

21.  EFFECT OF CHANGES IN CAPITALIZATION

     21.1 CHANGES IN COMMON STOCK

     If the shares of Common Stock are changed into or exchanged for a different number or kind of shares or securities of the Company, whether through reorganization, recapitalization, reclassification, stock dividend or other distribution, split, reverse split, combination of interest, exchange of interests, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Common Stock subject to the Plan and in the number, kind and per share exercise price of shares of Common stock subject to unexercised Awards, or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding Award, the Grantee thereafter shall have the right to purchase the number of shares of Common Stock under such Award at the per share price, as so adjusted, which the Grantee could purchase at the total purchase price applicable to the Award immediately prior to such adjustment.

     21.2 REORGANIZATION WITH COMPANY SURVIVING

     Subject to section 20, if the Company shall be the surviving entity in any reorganization, merger, consolidation or the like of the Company with one or more other entities, any Award theretofore granted pursuant to the Plan shall apply to the securities resulting immediately following such reorganization, merger, consolidation or the like, with a corresponding proportionate adjustment of the number of shares and Award Price per share so that the aggregate number of shares and Award Price thereafter shall be the same as the aggregate share number and Award Price immediately prior to such reorganization, merger, consolidation or the like.

     21.3 OTHER REORGANIZATIONS; SALE OF ASSETS OR COMMON STOCK

     Unless otherwise provided in an Agreement, upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of Common Stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning fifty (50) percent or more of the combined voting power of all classes of Common Stock of the Company, the Plan and all Awards outstanding hereunder shall terminate on the date of such transaction, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Awards theretofore granted, or for the substitution for such Awards of new awards covering the Common Stock of a successor entity, or a parent or Affiliate thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Grantee shall have the right (subject to the general limitations on exercise set forth in section 13 hereof and except as otherwise specifically provided in the Agreement relating to such Award), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Award in whole or in part, to the extent such Award was otherwise exercisable at the time such termination occurs. The Committee shall send written notice of an event that will result in such a termination to all Grantees not later than the time at which the Company gives notice thereof to its stockholders. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for the acceleration of the vesting of any Award in the case of a merger, a significant sale of the common stock or assets of the Company (as determined by the Committee).

     21.4 ADJUSTMENTS

     Adjustments under this Section 21 relating to Common Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     21.5 NO LIMITATIONS ON COMPANY

     The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

22.  WITHHOLDING

     The Company or an Affiliate may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Grantee realizes income in connection with the exercise of an Award. The Company or a Affiliate may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Grantee, and upon demand the Grantee will promptly pay to the Company or a Affiliate having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents. The Company may also withhold shares or amounts payable to a Grantee pursuant to court order.

23.  DISCLAIMER OF RIGHTS

     The existence of this Plan does not, and no provision in the Plan or in any Award granted or Agreement entered into pursuant to the Plan shall be construed to, create an employment contract; confer upon any individual the right to receive an Award; permit a Grantee to remain in the employ of the Company or alter a Grantee's status as an at-will employee; or allow the Grantee to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

24.  NONEXCLUSIVITY

     Neither the adoption of the Plan nor the submission of the Plan to the Stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Common Stock options otherwise than under the Plan.

25.  GOVERNING LAW

     This Plan and all Agreements shall be executed and performed under, and all Awards to be granted hereunder shall be provided under and governed by, the laws of the Commonwealth of Virginia (but not including the choice of law rules thereof). Any disputes concerning the Plan or an Agreement shall be brought before the federal or state courts of the Commonwealth of Virginia.

26.  BINDING EFFECT

     Subject to all restrictions provided in this Plan and all applicable laws, this Plan and all Agreements hereunder shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

27.  DISMISSAL FOR CAUSE

     Notwithstanding any other provision in this Plan or an Agreement, in the event that a Grantee's employment is terminated by reason of a Dismissal for Cause, the Award shall expire on the day immediately preceding the date of the Termination of Employment. "Dismissal for Cause" means Termination of Employment for: (a) theft or embezzlement of property of the Company; (b) fraud or other wrongdoing against the Company; (c) a conviction of a crime of moral turpitude;
(d) receipt of consideration or acceptance of benefits from, or the participation in business activities with, persons doing business with the Company in violation of the business ethics of the Company; (e) malicious destruction of property of the Company; (f) improper disclosure of confidential information of the Company; (g) actively engaging in or working for a business in competition with the Company while employed by the Company; or (h) such other reason that has a material adverse effect on the Company. The Committee shall have the sole discretion to determine whether a Termination of Employment has occurred by reason of Dismissal for Cause.

28.  MISCELLANEOUS REQUIREMENTS

     28.1 OTHER AWARD PROVISIONS

     Awards granted under the Plan shall contain such other terms and provisions that are not inconsistent with this Plan as the Committee may authorize in its discretion, providing for (a) special vesting schedules governing the exercisability of an Award; (b) provisions for acceleration of such vesting schedules in certain events; (c) arrangements whereby the Company may fulfill any tax obligations for Employees in connection with an Award; (d) provisions imposing restrictions upon the transferability of stock acquired on exercise of such Award, whether required by this Plan or applicable securities laws or imposed for other reasons; and (e) provisions regarding the termination or survival of any such Award upon the Grantee's death, retirement or other termination of employment and the extent, if any, to which any such Award may be exercised after such event. Any dispute concerning an Award must be brought in the federal or state courts of Virginia. In interpreting any inconsistencies, gaps or discrepancies between or among any documents, the Plan shall control over an Agreement (unless there is an express specific exception in an Agreement to the Plan), and an Agreement shall control over any letter or other notice or document describing a grant of an Award.

     28.2 CONSENTS

     If the Committee shall at any time determine that any Consent (as hereafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder ("Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. "Consent" with respect to any Plan Action means
(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (b) any and all written agreements and representations by the Grantee with respect to the disposition of shares of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration, or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (c) any and all other consents, clearances and approvals in respect of a Plan Action.

     28.3 NOTICE

     Any notice required to be given to the Company hereunder shall be in writing and shall be addressed to Corporate Secretary, Proxicom, Inc. 11600 Sunrise Valley Drive, Reston, Virginia 20191, or at such other address the Company may hereafter designate to the Grantee. Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth beneath his/her signature hereto, or as such other address as the Grantee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered mail or certified mail to the party entitled to receive it.

     28.4 NOTICE OF SECTION 83(B) ELECTION AND DISQUALIFYING DISPOSITION

     If any Grantee shall, in connection with the acquisition of Common Stock make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company within ten (10) days of filing the notice of election with the Internal Revenue Service. Further, Grantee must notify the Company of any disposition of any Common Stock issued pursuant to the exercise of such Award under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.

29.  DEFERRED STOCK AWARDS

     29.1. NATURE OF DEFERRED STOCK AWARDS.

     The Committee shall have the authority to grant Deferred Stock Awards to employees of ad hoc Interactive, Inc., a subsidiary of the Company, or to such Eligible Employees or Eligible Nonemployees as it deems appropriate. A Deferred Stock Award is an Award of phantom Common Stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Common Stock.

     29.2. RIGHTS AS A STOCKHOLDER.

     During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Common Stock units underlying the Grantee's Deferred Stock Award, subject to such terms and conditions as the Board may determine. For the purpose of this Section 29.2, Dividend Equivalent Right means a right, granted to a Grantee hereof, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments.

     29.3. RESTRICTIONS.

     A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

30.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS


     30.1. PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES

     If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance objectives relating to the business criteria set forth in Section 10 and other terms set forth in this Section 30.1.

               (i) Performance Objectives Generally. The performance objectives for such Performance Awards shall consist of one or more business criteria set forth in Section 10 and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 30.1.1. Performance objectives shall be objective and shall otherwise meet the requirements of Code
          Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance objectives being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance objective or that two or more of the performance objectives must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance objectives may differ for Performance Awards granted to any one Grantee or to different Grantees.


               (ii) Performance Period; Timing For Establishing Performance objectives. Achievement of performance objectives in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance objectives shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

               (iii) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance objective or goals based on one or more of the business criteria set forth in Section 10 hereof during the given performance period, as specified by the Committee in accordance with Section 30.1(II) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

               (iv) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

     30.2 ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES.

     If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance objectives based on the business criteria set forth in Section 10 and other terms set forth in this Section 30.1.

               (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance objective or goals based on one or more of the business criteria set forth in Section 10 hereof during the given performance period, as specified by the Committee in accordance with Section 30.2(II) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

               (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the eligible persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 30.2(I) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance objective or goals based on one or more of the business criteria set forth in Section 10 hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in Section 4.3 hereof.

               (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive

          Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     30.3 WRITTEN DETERMINATIONS.

     All determinations by the Committee as to the establishment of performance objectives, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance objectives relating to Performance Awards under Section 30.1, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 30.2, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

     30.4 STATUS OF SECTION 30.1. AND SECTION 30.2 AWARDS UNDER CODE SECTION 162(M)

     It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 30.1 and Section 30.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 30.1 and Section 30.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.